Exhibit 10.1

FORM OF VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is made as of November 7, 2019 by and among (i) MICT, Inc., a Delaware corporation (together with its successors, “MICT”), (ii) GFH Intermediate Holdings Ltd., a British Virgin Islands company (“Intermediate”), and (iii) the undersigned stockholder (“Holder”) of MICT. Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement (defined below).

WHEREAS, on the date hereof, (i) MICT, ((ii) MICT Merger Subsidiary Inc., a British Virgin Islands company and a wholly-owned subsidiary of MICT (“Merger Sub”) and (iii) Intermediate entered into that certain Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which subject to the terms and conditions thereof, among other matters, Merger Sub will merge with and into Intermediate, with Intermediate continuing as the surviving entity, as a result of which each share of Intermediate that is issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof to receive a substantially equivalent security of MICT (the “Merger”, and together with the other transactions contemplated by this Agreement, the “Transactions”);

WHEREAS, the Board of Directors of MICT has (a) approved and declared advisable the Merger Agreement, the Ancillary Documents, the Merger and the other Transactions, (b) determined that the Transactions are fair to and in the best interests of MICT and its stockholders (the “MICT Stockholders”) and (c) except as set forth in the Merger Agreement, shall make the MICT Board Recommendation; and

WHEREAS, as a condition to the willingness of Intermediate to enter into the Merger Agreement, and as an inducement and in consideration therefor, and in view of the valuable consideration to be received by Holder thereunder, and the expenses and efforts to be undertaken by Intermediate and MICT to consummate the Transactions, Intermediate, MICT and Holder desire to enter into this Agreement in order for Holder , pursuant to the terms and conditions herein, to provide certain assurances to Intermediate regarding the manner in which Holder is bound hereunder to vote such number of shares of capital stock of MICT which Holder beneficially owns, holds or otherwise has voting power over (the “Shares”) during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms (the “Voting Period”).

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1.  Covenant to Vote in Favor of Transactions. Holder agrees, with respect to all of the Shares:

(a)  during the Voting Period, at each meeting of MICT Stockholders or any class or series thereof, and in each written consent or resolutions of any of MICT Stockholders in which Holder is entitled to vote or consent, Holder hereby unconditionally and irrevocably agrees to be present for such meeting and vote (in person or by proxy), or consent to any action by written consent or resolution with respect to, as applicable, the Shares (i) in favor of, and adopt, the Merger, the Merger Agreement, the Ancillary Documents, any amendments to MICT’s Organizational Documents, all of the other Transactions and any actions required in furtherance thereof, (ii) in favor of the other matters set forth in the Merger Agreement, and (iii) to vote the Shares in opposition to: (A) any Acquisition Proposal and any and all other proposals for the acquisition of MICT; or (B) any other action or proposal involving any Intermediate and its Subsidiaries that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay or adversely affect in any material respect the Transactions or would reasonably be expected to result in any of the conditions to the Closing under the Merger Agreement not being fulfilled;

(b)  to execute and deliver all related documentation and take such other action in support of the Merger, the Merger Agreement, any Ancillary Documents and any of the Transactions as shall reasonably be requested by MICT or Intermediate in order to carry out the terms and provision of this Section 1, including, without limitation, (i) any actions by written consent of MICT Stockholders presented to Holder with respect to the matters in Section 1(a) and (ii) any applicable Ancillary Documents, customary instruments of conveyance and transfer, and any consent, waiver, governmental filing, and any similar or related documents;

(c)  not to deposit, and to cause their Affiliates not to deposit, except as provided in this Agreement, any Shares in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of such Shares, unless specifically requested to do so by Intermediate and MICT in connection with the Merger Agreement, the Ancillary Documents and any of the Transactions; and

(d)  except as contemplated by the Merger Agreement or the Ancillary Documents make, or in any manner participate in, directly or indirectly, a “solicitation” of “proxies” or consents (as such terms are used in the rules of the SEC) or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of, any shares of MICT Common Stock in connection with any vote or other action with respect to the Transactions, other than to recommend that MICT Stockholders vote in favor of adoption of the Merger Agreement and the Transactions and any other proposal the approval of which is a condition to the obligations of the parties under the Merger Agreement (and any actions required in furtherance thereof and otherwise as expressly provided by Section 1 of this Agreement).

2.  Grant of Proxy. Holder, with respect to all of the Shares, hereby grants to, and appoints Intermediate and any designee of Intermediate (determined in Intermediate’s sole discretion) as Holder’s attorney-in-fact and proxy, with full power of substitution and resubstitution, for and in Holder’s name, to vote, or cause to be voted (including by proxy or written consent, if applicable) any Shares owned (whether beneficially or of record) by Holder. The proxy granted by Holder pursuant to this Section 2 is irrevocable and is granted in consideration of Intermediate entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. Holder hereby affirms that such irrevocable proxy is coupled with an interest by reason of the Merger Agreement and, except upon the termination of this Agreement in accordance with Section 7(a) (at which time this proxy shall automatically be revoked without any further action required by the Holder), is intended to be irrevocable. Holder agrees, until this Agreement is terminated in accordance with Section 7(a), to vote its Shares in accordance with Section 1 above. Intermediate agrees not to exercise the proxy granted in this Section 2 for any purpose other than the purposes expressly described in Section 1 of this Agreement.

3.  Other Covenants.

(a)  No Transfers. Holder agrees that during the Voting Period, except as expressly provided or required hereunder or under the Merger Agreement (including in connection with the Offer), it shall not, and shall cause its Affiliates not to, without Intermediate’s prior written consent, (A) offer for sale, sell (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement) with respect to, or consent to, a Transfer of, any or all of the Shares; (B) grant any proxies or powers of attorney with respect to any or all of the Shares; (C) permit to exist any lien of any nature whatsoever (other than those imposed by this Agreement, applicable securities Laws or MICT’s Organizational Documents, as in effect on the date hereof) with respect to any or all of the Shares; or (D) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting Holder’s ability to perform its obligations under this Agreement. Holder agrees with, and covenants to, Intermediate that Holder shall not request that MICT register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any Shares during the term of this Agreement without the prior written consent of Intermediate, and MICT hereby agrees that it shall not register any such Transfer. For the avoidance of doubt, Holder shall be expressly permitted to tender, and nothing in this Agreement shall prevent Holder from tendering, any shares in connection with the Offer.

(b)  Permitted Transfers. Section 3(a) shall not prohibit a Transfer of Shares by Holder (i) to any family member or trust for the benefit of any family member, (ii) to any stockholder, member or partner of Holder, if an entity, (iii) to any Affiliate of Holder, or iv) to any person or entity if and to the extent required by any non-consensual Order, by divorce decree or by will, intestacy or other similar Applicable Law, so long as, in the case of the foregoing clauses (i), (ii) and (iii), the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to the parties hereto a written consent and joinder memorializing such agreement. During the term of this Agreement, MICT will not register or otherwise recognize the transfer (book-entry or otherwise) of any Shares or any certificate or uncertificated interest representing any of Holder’s Shares, except as permitted by, and in accordance with, this Section 3(b).

(c)  Changes to Shares. In the event of a stock dividend or distribution, or any change in the shares of capital stock of MICT by reason of any stock dividend or distribution, stock split, recapitalization, combination, conversion, exchange of shares or the like, the term “Shares” shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction.

(d)  Proxy Statement. During the Voting Period, Holder agrees to provide to MICT, Intermediate and their respective Representatives any information regarding Holder or the Shares that is reasonably requested by MICT, Intermediate or their respective Representatives for inclusion in the Proxy Statement.

(e)  Publicity. Holder shall not issue any press release or otherwise make any public statements with respect to the Transactions or the transactions contemplated herein without the prior written approval of Intermediate and MICT. Holder hereby authorizes Intermediate and MICT to publish and disclose in any announcement or disclosure required by the SEC, Nasdaq or in the Proxy Statement (including all documents and schedules filed with the SEC in connection with the foregoing), Holder’s identity and ownership of the Shares and the nature of Holder’s commitments and agreements under this Agreement, the Merger Agreement and any other Ancillary Documents.

4.  Representations and Warranties of Holder. Holder hereby represents and warrants to MICT and Intermediate as follows:

(a) Binding Agreement. Holder (i) if a natural person, is of legal age to execute this Agreement and is legally competent to do so and (ii) if not a natural person, is (A) a corporation, limited liability company, company or partnership duly organized and validly existing under the laws of the jurisdiction of its organization and (B) has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. If Holder is not a natural person, the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby by Holder has been duly authorized by all necessary corporate, limited liability or partnership action on the part of Holder, as applicable. This Agreement, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles). Holder understands and acknowledges that Intermediate is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Holder.

(b) Ownership of Shares. As of the date hereof, Holder is the record or beneficial owner over the type and number of the Shares set forth under Holder’s name on the signature page hereto, has the full voting power or corporate power, as applicable, over such Shares, and has good and valid title to such Shares, free and clear of any and all pledges, mortgages, encumbrances, charges, proxies, voting agreements, liens, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those imposed by this Agreement, applicable securities Laws or MICT’s Organizational Documents, as in effect on the date hereof. There are no claims for finder’s fees or brokerage commission or other like payments in connection with this Agreement or the transactions contemplated hereby payable by Holder pursuant to arrangements made by Holder. Except for the Shares set forth under Holder’s name on the signature page hereto, as of the date of this Agreement, Holder is not a beneficial owner or record holder of any: (i) equity securities of MICT, (ii) securities of MICT having the right to vote on any matters on which the holders of equity securities of MICT may vote or which are convertible into or exchangeable for, at any time, equity securities of MICT or (iii) options, warrants or other rights to acquire from MICT any equity securities or securities convertible into or exchangeable for equity securities of MICT.

(c) No Conflicts. No filing with, or notification to, any Governmental Authority, and no consent, approval, authorization or permit of any other person is necessary for the execution of this Agreement by Holder, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby. None of the execution and delivery of this Agreement by Holder, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby shall (i) conflict with or result in any breach of the certificate of incorporation, bylaws or other comparable organizational documents of Holder, if applicable, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any Contract or obligation to which Holder is a party or by which Holder or any of the Shares or its other assets may be bound, or (iii) violate any applicable Law or Order, except for any of the foregoing in clauses (i) through (iii) as would not reasonably be expected to impair Holder’s ability to perform its obligations under this Agreement in any material respect.

(d) No Inconsistent Agreements. Holder hereby covenants and agrees that, except for this Agreement, Holder (i) has not entered into, nor will enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Shares inconsistent with Holder’s obligations pursuant to this Agreement, (ii) has not granted, nor will grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Shares and (iii) has not entered into any agreement or knowingly taken any action (nor will enter into any agreement or knowingly take any action) that would make any representation or warranty of Holder contained herein untrue or incorrect in any material respect or have the effect of preventing Holder from performing any of its material obligations under this Agreement.

5. Representations and Warranties of Intermediate.

(a) Binding Agreement. A business company duly organized under the laws of the British Virgin Islands. The consummation of the transactions contemplated hereby are within the Intermediate’s powers and Intermediate has been duly authorized by all necessary corporate actions on the part of the Intermediate. Intermediate has full power and authority to execute, deliver and perform this Agreement. This Agreement, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of Intermediate, enforceable against Intermediate in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

6.  Representations and Warranties of MICT.

(a)  Binding Agreement. MICT is a corporation duly incorporated under the Laws of the State of Delaware. The consummation of the transactions contemplated hereby are within MICT’s powers and have been duly authorized by all necessary corporate actions on the part of the MICT. MICT has full power and authority to execute, deliver and perform this Agreement. This Agreement, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of MICT, enforceable against MICT in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

7.  Miscellaneous.

(a) Termination. Notwithstanding anything to the contrary contained herein, this Agreement shall automatically terminate, and none of MICT, Intermediate or Holder shall have any rights or obligations hereunder, upon the earliest to occur of (i) the mutual written consent of MICT, Intermediate and Holder, (ii) the Effective Time (following the performance of the obligations of the parties hereunder required to be performed at or prior to the Effective Time), (iii) the date of termination of the Merger Agreement in accordance with its terms and (iv) February 8, 2020. The termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against another party hereto or relieve such party from liability for such party’s breach of any terms of this Agreement. Notwithstanding anything to the contrary herein, the provisions of this Section 7(a) shall survive the termination of this Agreement.

(b) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all obligations of Holder are personal to Holder and may not be assigned, transferred or delegated by Holder at any time without the prior written consent of MICT and Intermediate, and any purported assignment, transfer or delegation without such consent shall be null and void ab initio.

(c) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d)  Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any appellate courts thereof) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth or referred to in Section 7(h). Nothing in this Section 7(d) shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(e) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7(e).

(f)  Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(g) Capacity as a MICT Stockholder. Holder signs this Agreement solely in Holder’s capacity as a stockholder of MICT, and not in Holder’s capacity as a director, officer or employee of MICT. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of MICT in the exercise of his or her fiduciary duties as a director or officer of MICT or prevent or be construed to create any obligation on the part of any director or officer of MICT from taking any action in his or her capacity as such director or officer.

(h) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to MICT, to:

MICT, Inc.
28 West Grand Avenue, Suite 3
Montvale, New Jersey 07645
Attn: David Lucatz, Chief Executive Officer
Facsimile No.: [  ]
Telephone No.: (201) 225-0190
Email: David @micronet-enertec.com

with a copy (which will not constitute notice) to:

Mintz Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
666 Third Avenue
New York, New York 10017
Attn: Kenneth Koch, Esq.
Facsimile No.: (212) 983-3115
Telephone No.: [  ]
Email: KRKoch@mintz.com

If to Intermediate, to:

Global Fintech Holdings Ltd.
c/o Gateley PLC

98 King Street

Manchester, M2 4WU

United Kingdom

Attn: Darren C. Mercer, Executive Director

Telephone No.: 44 (0) 161 836 7816

Facsimile No.: +44 (0) 161 836 7701

Email: Darren.Mercer@bnntechnology.com

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Richard I. Anslow, Esq.

Jonathan H. Deblinger, Esq
Facsimile No.: (212) 370-7889
Telephone No.: (212) 370-1300
Email: ranslow@egsllp.com

  jdeblinger@egsllp.com

If to Holder, to: the address set forth under Holder’s name on the signature page hereto, with a copy (which will not constitute notice) to, if not the party sending the notice, each of Intermediate and MICT (and each of their copies for notices hereunder).

(i)  Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of MICT, Intermediate and the Holder. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(j)  Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(k)  Specific Performance. Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by Holder, money damages will be inadequate and Intermediate and MICT will have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by Holder in accordance with their specific terms or were otherwise breached. Accordingly, Intermediate and MICT shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement by Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(l)  Expenses. Each party shall be responsible for its own fees and expenses (including the fees and expenses of investment bankers, accountants and counsel) in connection with the entering into of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby; provided, that in the event of any Action arising out of or relating to this Agreement, the non-prevailing party in any such Action will pay its own expenses and the reasonable documented out-of-pocket expenses, including reasonable attorneys’ fees and costs, reasonably incurred by the prevailing party.

(m)  No Partnership, Agency or Joint Venture. This Agreement is intended to create a contractual relationship among Holder, Intermediate and MICT, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship among the parties hereto or among any other MICT Stockholders entering into voting agreements with Intermediate or MICT. Holder is not affiliated with any other holder of securities of MICT entering into a voting agreement with Intermediate or MICT in connection with the Merger Agreement and has acted independently regarding its decision to enter into this Agreement. Nothing contained in this Agreement shall be deemed to vest in Intermediate or MICT any direct or indirect ownership or incidence of ownership of or with respect to any Shares.

(n)  Further Assurances. From time to time, at another party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

(o)  Entire Agreement. This Agreement (together with the Acquisition Agreement to the extent referred to herein) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any Ancillary Document. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of MICT or Intermediate or any of the obligations of Holder under any other agreement between Holder and MICT or Intermediate or any certificate or instrument executed by Holder in favor of MICT or Intermediate, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of MICT or Intermediate or any of the obligations of Holder under this Agreement.

(p)  Counterparts; Facsimile. This Agreement may also be executed and delivered by facsimile or electronic signature or by email in portable document format in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first written above.

MICT :

MICT, INC.

By:	/s/ David Lucatz
Name:	David Lucatz
Title:	Chief Executive Officer

Intermediate:

GFH INTERMEDIATE HOLDINGS LTD.

By:
Name:
Title:

[Signature Page to Voting Agreement]

Title:  Director

Holder:

Name of Holder: D.L Capital Ltd By: /s/ David Luctaz

Name: David Luctaz

Number and Type of Shares:

__________ shares of MICT Common Stock

Address for Notice:

Address: ______________________________________

_____________________________________________

_____________________________________________

Facsimile No.:___________________________________

Telephone No.:__________________________________

Email:__________________________________

[Signature Page to Voting Agreement]